UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:   July 31

Date of reporting period:   July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
TOTAL RETURN BOND FUND

CLASSIC SERIES   |   ANNUAL REPORT    |    JULY 31, 2004

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Annual Report • July 31, 2004 SMITH BARNEY TOTAL RETURN BOND FUND

JOSEPH P. DEANE PORTFOLIO MANAGER	DAVID T. FARE PORTFOLIO MANAGER

JOSEPH P. DEANE

Joseph P. Deane has more than 34 years of securities business experience and has been managing the fund since its inception.

Education: BA in History from Iona College

DAVID T. FARE

David T. Fare has more than 17 years of securities business experience.

Education: BA from St. John’s University.

FUND OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

FUND FACTS

FUND INCEPTION

February 27, 1998

MANAGER INVESTMENT INDUSTRY EXPERIENCE

34 Years (Joseph P. Deane) 17 Years (David T. Fare)

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The bond market shifted gears during the past twelve months, largely due to investors’ concerns regarding the course of interest rates and a resurgence of inflation. From a fundamental perspective, the momentum behind the economy helped drive corporate earnings and further enhanced the credit profile of corporate bond issuers. However, investment-grade corporate, U.S. Treasury and municipal bonds experienced choppy performance during the period.[i]

As was widely anticipated, short-term interest rates rose at the end of June. As the fund managers explain in the accompanying letter, the fund assumed a defensive posture in terms of its overall duration,ii or sensitivity to interest rate fluctuations, and average maturity in anticipation that interest rates were poised to move higher. Although this investment approach limited the fund’s ability to completely participate in upside market moves on occasions when bond prices rose, it proved particularly favorable on an absolute basis, such as when bond prices sharply dropped in the spring in anticipation that interest rates were poised to rise. In the recent market environment, the managers believe that their defensive approach to managing interest rate risk was more prudent than a longer-duration strategy.

Please read on for a more detailed look at the prevailing economic and market conditions during the fund’s fiscal year and to understand how those conditions, along with changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

1 Smith Barney Total Return Bond Fund | 2004 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial needs.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 10, 2004

2 Smith Barney Total Return Bond Fund | 2004 Annual Report

MANAGER OVERVIEW

Special Shareholder Notice

On March 10, 2004, the fund’s Board appointed David Fare as co-portfolio manager of the fund. David Fare is an investment officer of the manager and a director of Citigroup Global Markets, Inc. He has more than 17 years of investment management experience.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

PERFORMANCE SNAPSHOT AS OF JULY 31, 2004 (excluding sales charges)

	6 Months	12 Months

Class A Shares - Total Return Fund	0.68%	7.20%

Merrill Lynch U.S. Corporate &
Government 10+ Years Index	-0.30%	8.45%

Lipper General Bonds Funds Category Average	-0.30%	4.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.43% and Class C shares returned 0.45% over the six months ended July 31, 2004. Excluding sales charges, Class  B shares returned 6.57% and Class C shares returned 6.61% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 41 funds for the six-month period and among the 40 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Market Overview

Although bond prices got off to a choppy start last summer, they stabilized and traded in a fairly narrow range in the fall. During this time, the economy continued to grow at a more robust pace versus early 2003. However, the labor market continued to languish through much of the first quarter of this year. In March, growth of non-farm payroll jobs rose significantly and remained strong through the spring, and inflation also picked up.

After an extended period of monetary easing, the Federal Reserve’s (“Fed”) monetary policymaking committee raised its federal funds rateiii target from a four-decade low of 1% to 1.25% at the end of June – the Fed’ s first interest rate hike in four years. The Fed raised it again by another quarter-of-a-percentage point on August 10th after the end of the fund’s fiscal reporting period. The June increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. While lower interest rates can help to stimulate the economy, higher rates can put the brakes on economic growth and help to maintain a balance between strong growth and the inflation that can generally accompany it.

The rate hike was widely anticipated due to comments previously made by the Fed regarding the momentum behind the economy and the fact that it was prepared to push rates higher from near-historic lows. As a result, bond prices declined and yields rose virtually across the board in advance of the Fed’s action, particularly in April, before prices stabilized somewhat in June and July. From a fundamental perspective, the economy helped fuel corporate earnings, thereby enhancing the credit picture of corporate bond issuers. However, bond categories in general experienced pricing pressures during times when interest rate concerns became more pronounced.iv

3 Smith Barney Total Return Bond Fund | 2004 Annual Report

As the period came to a close, reports suggested that the pace of job growth, inflation and the rate of gross domestic product (“GDP”)[v] growth had tapered off, although GDP growth remained above its levels during each of the first two quarters of 2003.

Performance Review

Within this environment, the fund performed as follows. For the 12 months ended July 31, 2004, Class A shares of the Smith Barney Total Return Bond Fund, excluding sales charges, returned 7.20%. In comparison, the Fund’s unmanaged benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Indexvi returned 8.45% for the same period and the fund’s Lipper general bond funds category average returned 4.81%.[1] (Note that the index does not include fees and, given it is unmanaged, its duration cannot be adjusted in response to market conditions.)

In anticipation that interest rates were poised to rise, the fund assumed a defensive posture in terms of its overall duration and average maturity. Although our low-duration approach to managing interest rate risk limited the fund’s ability to completely participate in upside market movement during intervals when bond prices rose, the fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring when anticipation that interest rates were poised to rise started to grow. In the recent market environment, the managers believe their defensive approach to managing interest rate risk was more prudent than a longer-duration strategy. The average life and average maturity of holdings in the portfolio were 15.3 and 19.8 years, respectively, while the fund’s modified duration was about 10.6 years at the end of July.

Thank you for your investment in the Smith Barney Total Return Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Joseph P. Deane	David T. Fare
Vice President and Investment Officer	Vice President and Investment Officer

August 10, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2004, calculated among the 40 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.
i	Source: Lipper, Inc.
ii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Source: Lipper, Inc.
v	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
vi	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.

4 Smith Barney Total Return Bond Fund | 2004 Annual Report

Smith Barney Total Return Bond Fund at a Glance (unaudited)

Investment Breakdown*

July 31, 2004†	July 31, 2004‡

*	Please note that Fund holdings are subject to change.
†	As percentage of total corporate bonds and notes.
‡	As a percentage of total municipal bonds.

5 Smith Barney Total Return Bond Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

Class A	0.68%	$1,000.00	$1,006.80	$5.24

Class B	0.43	1,000.00	1,004.30	7.92

Class C(4)	0.45	1,000.00	1,004.50	7.58

(1)	For the six months ended July 31, 2004.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(3)
Expenses are equal to the annualized expense ratio of 1.05%, 1.59% and 1.52% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6 Smith Barney Total Return Bond Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,019.64	$5.27

Class B	5.00	1,000.00	1,016.96	7.97

Class C(3)	5.00	1,000.00	1,017.30	7.62

(1)	For the six months ended July 31, 2004.
(2)
Expenses are equal to the annualized expense ratio of 1.05%, 1.59% and 1.52% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7 Smith Barney Total Return Bond Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)

Twelve Months Ended 7/31/04	7.20%	6.57%	6.61%

Five Years Ended 7/31/04	7.87	7.30	7.35

Inception* through 7/31/04	6.21	5.66	5.71

	With Sales Charges(3)

	Class A	Class B	Class C(2)

Twelve Months Ended 7/31/04	2.41%	2.07%	5.61%

Five Years Ended 7/31/04	6.89	7.15	7.35

Inception* through 7/31/04	5.45	5.66	5.71

Cumulative Total Returns† (unaudited)
Without Sales Charges(1)

Class A (Inception* through 7/31/04)	47.24%

Class B (Inception* through 7/31/04)	42.41

Class C(2) (Inception* through 7/31/04)	42.83

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

†
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Inception date for Class A, B and C shares is February 27, 1998.

8 Smith Barney Total Return Bond Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index†
February 1998 — July 2004

†
Hypothetical illustration of $10,000 invested in Class A, B and C shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charge of 4.50% at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through July 31, 2004. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9 Smith Barney Total Return Bond Fund | 2004 Annual Report

Schedule of Investments	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

CORPORATE BONDS AND NOTES — 47.4%
Aerospace and Defense — 2.2%
$1,250,000	A	Boeing Capital Corp., Sr. Notes, 6.100% due 3/1/11	$1,332,644
775,000	A	Rockwell International Corp., Debentures, 6.700% due 1/15/28	839,179
1,500,000	A	United Technologies Corp., Debentures, 8.750% due 3/1/21	1,968,682

			4,140,505

Automotive — 3.5%
4,775,000	BBB-	Ford Motor Co., Debentures, 8.875% due 1/15/22	5,147,517
1,480,000	BBB	General Motors Corp., Debentures, 9.400% due 7/15/21	1,660,705

			6,808,222

Chemicals — 3.8%
5,000,000	B+	ARCO Chemical Co., Debentures, 9.800% due 2/1/20	5,000,000
2,000,000	A	PPG Industries Inc., Debentures, 7.400% due 8/15/19	2,341,710

			7,341,710

Consumer Products and Services — 1.5%
2,600,000	AA-	The Procter & Gamble Co., Debentures, 6.450% due 1/15/26	2,819,861

Diversified Manufacturing — 5.0%
2,475,000	BBB	Altria Group, Inc., Debentures, 7.750% due 1/15/27	2,554,044
6,670,000	BB+	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08 (b)	7,020,175

			9,574,219

Energy — 1.4%
200,000	BBB	Halliburton Co., Debentures, 8.750% due 2/15/21	241,618
1,775,000	A-	ONEOK, Inc., Debentures, 6.875% due 9/30/28	1,860,541
500,000	A-	Transocean Inc., Debentures, 8.000% due 4/15/27	592,644

			2,694,803

Financial Services — 3.8%
3,000,000	A-	BankAmerica Institutional Capital A, Trust Preferred Securities, Series A, 8.070% due 12/31/26 (c)	3,349,113
1,000,000	A	Bank One Corp., Sub. Debentures, 7.625% due 10/15/26	1,160,411
500,000	A+	BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30	583,697
2,000,000	A+	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	2,301,750

			7,394,971

Food and Beverage — 6.7%
		Coca-Cola Enterprises Inc., Debentures:
5,300,000	A	6.750% due 9/15/23 (b)	5,789,375
1,000,000	A	6.750% due 9/15/28	1,096,899
5,775,000	BBB	Tyson Foods, Inc., Notes, 7.000% due 5/1/18 (b)	6,124,491

			13,010,765

Healthcare — 0.4%
725,000	AA-	Bristol-Myers Squibb Co., Debentures, 6.800% due 11/15/26	794,261

Insurance — 7.9%
7,775,000	BBB-	CNA Financial Corp., Notes, 6.950% due 1/15/18 (b)	7,977,912
6,425,000	A+	Lion Connecticut Holdings Inc., Debentures, 7.625% due 8/15/26 (b)	7,285,584

			15,263,496

Machinery — 2.1%
2,750,000	A	Caterpillar Inc., Notes, 6.625% due 7/15/28	2,990,795
1,000,000	A+	Dover Corp., Notes, 6.500% due 2/15/11	1,107,644

			4,098,439

See Notes to Financial Statements.

10 Smith Barney Total Return Bond Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

Metals/Mining — 0.6%
$1,000,000	A2*	Alcoa Inc., Notes, 6.750% due 1/15/28	$1,101,078

Multimedia — 2.6%
4,250,000	A-	Viacom Inc., Sr. Debentures, 7.875% due 7/30/30	5,035,855

Retail — 0.7%
750,000	BB+	J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16	828,750
500,000	A+	Target Corp., Debentures, 6.750% due 1/1/28	545,239

			1,373,989

Telecommunications — 3.5%
2,000,000	A+	BellSouth Telecommunications, Inc., Debentures, 6.375% due 6/1/28	1,991,280
4,775,000	BBB	Motorola, Inc., Debentures, 6.500% due 11/15/28	4,751,302

			6,742,582

Transportation — 0.4%
848,033	BBB+	Continental Airlines Inc., Pass-Through Certificates, Series 2000-1, Class A-1, 8.048% due 11/1/20	829,957

Utilities — 1.3%
2,200,000	BBB	Duke Capital Corp., Sr. Notes, 8.000% due 10/1/19	2,532,059

		TOTAL CORPORATE BONDS AND NOTES
		(Cost — $88,720,158)	91,556,772

MUNICIPAL BONDS — 51.6%
Arizona — 2.4%
4,300,000	AAA	Phoenix, AZ IDA Revenue , America West Arena, AMBAC-Insured, 7.125% due 12/1/21 (d)	4,676,637

California — 17.1%
2,350,000	AAA	Alameda Corridor Transportation Authority Revenue, Series C, MBIA-Insured, 6.600% due 10/1/29	2,534,851
		Fresno, CA Joint Powers Financing Authority, Lease Revenue, Series B, FSA-Insured:
1,000,000	AAA	6.930% due 6/1/23	1,135,760
1,000,000	AAA	7.030% due 6/1/31	1,140,790
5,000,000	AAA	Fresno, CA Taxable Pension Obligation Revenue, MBIA-Insured, 6.550% due 6/1/29	5,517,750
1,500,000	AAA	Los Angeles, CA Convention and Exhibition Center Authority, Lease
		Revenue, Series A, MBIA-Insured, 7.125% due 8/15/24	1,583,505
7,980,000	AAA	Monrovia, CA Redevelopment Agency, Tax Allocation, (Center Redevelopment Project), Series A, AMBAC-Insured, 7.050% due 5/1/29 (b)	8,394,960

5,000,000	AAA	Oakland, CA Revenue, 1800 Harrison Foundation, Series A, AMBAC-Insured, 8.500% due 1/1/29 (b)	5,903,000
2,040,000	AAA	Pinole, CA Redevelopment Agency, Tax Allocation, Series B, MBIA-Insured, 6.750% due 8/1/17	2,177,516
1,300,000	AAA	San Dieguito, CA Public Facilities Authority Revenue, Series B, AMBAC-Insured, 7.000% due 8/1/18	1,395,784
		Union City, CA Community Redevelopment Agency, Tax Allocation, Series B, AMBAC-Insured:
2,000,000	AAA	7.250% due 10/1/33	2,149,400
1,000,000	AAA	7.500% due 10/1/34	1,078,770

			33,012,086

Connecticut — 2.9%
4,500,000	AAA	Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30	5,531,580

Georgia — 2.5%
4,500,000	AAA	De Kalb County, GA Development Authority Revenue (Regional Office
		Project), MBIA-Insured, 6.875% due 3/1/20	4,879,260

Kentucky — 1.7%
3,000,000	AAA	Owensboro, KY Electric Light and Power System Revenue, Series A,
		FSA-Insured, 6.340% due 1/1/20	3,215,670

See Notes to Financial Statements.

11 Smith Barney Total Return Bond Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

Maryland — 4.3%
$6,800,000	Aaa*	Maryland State Transportation Authority Limited
		Obligation Revenue, MBIA-Insured, 6.650% due 7/1/32 (b)	$7,463,544
860,000	Aa2*	Montgomery County, MD Housing Opportunities, Community
		Single-Family Mortgage Revenue, Series C, 7.000% due 7/1/30	883,650

			8,347,194

Massachusetts — 3.1%
5,800,000	AAA	Northeastern University, MA Revenue, Series A, MBIA-Insured, 7.040% due 10/1/28 (b)	6,079,038

New Jersey — 3.7%
7,000,000	AAA	New Jersey EDA Revenue, Series B, AMBAC-Insured, 5.800% due 4/1/25 (b)	7,058,240

New York — 0.9%
1,650,000	Aa1*	New York State Housing Finance Agency Revenue, MFH
		Secured Mortgage, Series B, SONYMA-Insured, 6.370% due 8/15/34	1,645,561

Oregon — 2.8%
4,000,000	Aaa*	Corvallis, OR GO, AMBAC-Insured, 6.500% due 1/1/30	4,347,080
1,000,000	AAA	Eugene, OR Electric Utility Revenue, Series A, FSA-Insured, 6.320% due 8/1/22	1,075,060

			5,422,140

Pennsylvania — 2.4%
1,685,000	AAA	Delaware River Port Authority, (Pennsylvania Port
		District Project), Series A, FSA-Insured, 7.630% due 1/1/21 (d)	2,048,893
2,295,000	AAA	York County, PA IDA, Economic Development Revenue,
		Series B, FGIC-Insured, 6.875% due 10/1/18	2,570,400

			4,619,293

Texas — 5.3%
2,500,000	AAA	Dallas-Fort Worth, TX International Airport Facilities
		Improvement Corp. Revenue, MBIA-Insured, 7.070% due 11/1/24	2,705,900
6,960,000	AAA	Tyler, TX Health Facilities Development Corp., Hospital
		Revenue, East Texas, Series E, FSA-Insured, Remarketed 2/17/99, 7.830% due 11/1/27 (b)	7,548,190

			10,254,090

Virginia — 2.5%
5,000,000	AAA	Virginia State HDA Revenue, 6.020% due 1/1/28	4,857,900

		TOTAL MUNICIPAL BONDS
		(Cost — $92,101,230)	99,598,689

REPURCHASE AGREEMENT — 1.0%
1,922,000		UBS Securities LLC dated 7/30/04, 1.350% due 8/2/04;
		Proceeds at maturity — $1,922,216; (Fully collateralized by
		various U.S. Government Agency obligations, 0.000% to 8.875% due 8/3/04 to 5/15/30; Market value — $1,960,451) (Cost — $1,922,000)	1,922,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $182,743,388**)	$193,077,461

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk ( * ), which are rated by Moody’s Investors Service.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	All or a portion of this security is held as collateral for open futures contracts.
**	Aggregate cost for Federal income tax purposes is $183,382,429.

See pages 14 and 15 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

12 Smith Barney Total Return Bond Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

SUMMARY OF MUNICIPAL BONDS BY INDUSTRY*

Transportation	14.8%
Tax Allocation	13.9
General Obligation	9.9
Hospital	7.6
Education	6.1
Prerefunded	5.9
Single-Family Housing	5.8
Utilities	4.3
Industrial Development	2.6
Multi-Family Housing	1.6
Other	27.5

100.0%

*	As a percentage of total municipal bonds. Please note that fund holdings are subject to change.
See Notes to Financial Statements.

13 Smith Barney Total Return Bond Fund | 2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” have an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”,“B”,“CCC”,“CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

14 Smith Barney Total Return Bond Fund | 2004 Annual Report

Abbreviations* (unaudited)

ABAG	—	Association of Bay Area Governments	IDB	—	Industrial Development Board
AIG	—	American International Guaranty	IDR	—	Industrial Development Revenue
AMBAC	—	Ambac Assurance Corporation	INFLOS	—	Inverse Floaters
BAN	—	Bond Anticipation Notes	ISD	—	Independent School District
BIG	—	Bond Investors Guaranty	LOC	—	Letter of Credit
CGIC	—	Capital Guaranty Insurance Company	MBIA	—	Municipal Bond Investors Assurance Corporation
CHFCLI	—	California Health Facility Construction Loan Insurance	MFH	—	Multi-Family Housing
COP	—	Certificate of Participation	MVRICS	—	Municipal Variable Rate Inverse Coupon Security
EDA	—	Economic Development Authority	PCR	—	Pollution Control Revenue
ETM	—	Escrowed To Maturity	PSFG	—	Permanent School Fund Guaranty
FAIRS	—	Floating Adjustable Interest Rate Securities	RAN	—	Revenue Anticipation Notes
FGIC	—	Financial Guaranty Insurance Company	RIBS	—	Residual Interest Bonds
FHA	—	Federal Housing Administration	RITES	—	Residual Interest Tax-Exempt Security
FHLMC	—	Federal Home Loan Mortgage Corporation	SONYMA	—	State of New York Mortgage Agency
FNMA	—	Federal National Mortgage Association	SYCC	—	Structured Yield Curve Certificate
FRTC	—	Floating Rate Trust Certificates	TAN	—	Tax Anticipation Notes
FSA	—	Federal Savings Association	TECP	—	Tax Exempt Commercial Paper
GIC	—	Guaranteed Investment Contract	TOB	—	Tender Option Bonds
GNMA	—	Government National Mortgage Association	TRAN	—	Tax and Revenue Anticipation Notes
GO	—	General Obligation	VAN	—	Veterans Administration
HDA	—	Housing Development Authority	VRDD	—	Variable Rate Daily Demand
HDC	—	Housing Development Corporation	VRWE	—	Variable Rate Wednesday Demand
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Authority

————
*	Abbreviations may or may not appear in the schedule of investments.

15 Smith Barney Total Return Bond Fund | 2004 Annual Report

Statement of Assets and Liabilities	July 31, 2004

ASSETS:
Investments, at value (Cost — $182,743,388)	$193,077,461
Cash	25
Interest receivable	3,067,704
Receivable for Fund shares sold	367,440
Prepaid expenses	14,366

Total Assets	196,526,996

LIABILITIES:
Payable to broker — variation margin	812,500
Dividends payable	291,873
Payable for Fund shares reacquired	140,481
Management fee payable	107,361
Distribution plan fees payable	50,586
Accrued expenses	90,536

Total Liabilities	1,493,337

Total Net Assets	$195,033,659

NET ASSETS:
Par value of shares of beneficial interest	$16,942
Capital paid in excess of par value	197,068,174
Overdistributed net investment income	(402,205)
Accumulated net realized loss from investment transactions and futures contracts	(9,494,099)
Net unrealized appreciation of investments and futures contracts	7,844,847

Total Net Assets	$195,033,659

Shares Outstanding:
Class A	4,860,625

Class B	7,563,228

Class C	4,518,460

Net Asset Value:
Class A (and redemption price)	$11.52

Class B *	$11.51

Class C *	$11.51

Maximum Public Offering Price Per Share:
Class A (net asset value plus 4.71% of net asset value per share)	$12.06

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16 Smith Barney Total Return Bond Fund | 2004 Annual Report

Statement of Operations	For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest	$13,023,547

EXPENSES:
Management fee (Note 2)	1,318,617
Distribution plan fees (Note 6)	1,221,397
Transfer agency services (Note 6)	161,640
Audit and legal	44,032
Registration fees	38,166
Shareholder communications (Note 6)	36,726
Custody	27,224
Trustees’ fees	13,448
Other	7,080

Total Expenses	2,868,330

Net Investment Income	10,155,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
Realized Gain From:
Investment transactions	174,507
Futures contracts	7,047,887

Net Realized Gain	7,222,394

Decrease in Net Unrealized Appreciation of Investments and Futures Contracts	(4,076,592)

Net Gain on Investments and Futures Contracts	3,145,802

Increase in Net Assets From Operations	$13,301,019

See Notes to Financial Statements.

17 Smith Barney Total Return Bond Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended July 31,

	2004	2003

OPERATIONS:
Net investment income	$10,155,217	$10,355,949
Net realized gain (loss)	7,222,394	(9,331,862)
Increase (decrease) in net unrealized appreciation	(4,076,592)	12,551,459

Increase in Net Assets From Operations	13,301,019	13,575,546

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 7):
Net investment income	(9,998,067)	(10,493,918)
Capital	—	(281,065)

Decrease in Net Assets From Distributions to Shareholders	(9,998,067)	(10,774,983)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	41,972,409	77,282,431
Net asset value of shares issued for reinvestment of distributions	6,555,005	7,229,302
Cost of shares reacquired	(64,926,730)	(69,987,265)

Increase (Decrease) in Net Assets From Fund Share Transactions	(16,399,316)	14,524,468

Increase (Decrease) in Net Assets	(13,096,364)	17,325,031

NET ASSETS:
Beginning of year	208,130,023	190,804,992

End of year*	$195,033,659	$208,130,023

* Includes overdistributed net investment income of:	$(402,205)	$(527,873)

See Notes to Financial Statements.

18 Smith Barney Total Return Bond Fund | 2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)

Net Asset Value, Beginning of Year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income(2)	0.62	0.61	0.66	0.69	0.70
Net realized and unrealized gain (loss)(2)	0.18	0.19	0.09	0.79	(0.35)

Total Income From Operations	0.80	0.80	0.75	1.48	0.35

Less Distributions From:
Net investment income	(0.61)	(0.61)	(0.67)	(0.74)	(0.68)
Capital	—	(0.02)	—	—	—

Total Distributions	(0.61)	(0.63)	(0.67)	(0.74)	(0.68)

Net Asset Value, End of Year	$11.52	$11.33	$11.16	$11.08	$10.34

Total Return	7.20%	7.26%	6.98%	14.83%	3.40%

Net Assets, End of Year (000s)	$55,985	$52,641	$48,276	$38,614	$32,972

Ratios to Average Net Assets:
Expenses	1.04%	1.04%	1.05%	1.05%	1.08%
Net investment income(2)	5.38	5.32	5.95	6.47	6.69

Portfolio Turnover Rate	0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.67, $0.08 and 6.03% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

*	Amount represents less than 1%.

See Notes to Financial Statements.

19 Smith Barney Total Return Bond Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)

Net Asset Value, Beginning of Year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income(2)	0.56	0.55	0.60	0.63	0.64
Net realized and unrealized gain (loss)(2)	0.18	0.19	0.09	0.80	(0.35)

Total Income From Operations	0.74	0.74	0.69	1.43	0.29

Less Distributions From:
Net investment income	(0.56)	(0.55)	(0.61)	(0.69)	(0.62)
Capital	—	(0.02)	—	—	—

Total Distributions	(0.56)	(0.57)	(0.61)	(0.69)	(0.62)

Net Asset Value, End of Year	$11.51	$11.33	$11.16	$11.08	$10.34

Total Return	6.57%	6.72%	6.42%	14.26%	2.83%

Net Assets, End of Year (000s)	$87,037	$101,173	$92,553	$72,605	$64,843

Ratios to Average Net Assets:
Expenses	1.57%	1.56%	1.57%	1.58%	1.61%
Net investment income(2)	4.85	4.80	5.43	5.95	6.15

Portfolio Turnover Rate	0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

*	Amount represents less than 1%.

See Notes to Financial Statements.

20 Smith Barney Total Return Bond Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income(3)	0.57	0.55	0.61	0.64	0.65
Net realized and unrealized gain (loss)(3)	0.17	0.20	0.08	0.79	(0.35)

Total Income From Operations	0.74	0.75	0.69	1.43	0.30

Less Distributions From:
Net investment income	(0.56)	(0.56)	(0.61)	(0.69)	(0.63)
Capital	—	(0.02)	—	—	—

Total Distributions	(0.56)	(0.58)	(0.61)	(0.69)	(0.63)

Net Asset Value, End of Year	$11.51	$11.33	$11.16	$11.08	$10.34

Total Return	6.61%	6.77%	6.49%	14.30%	2.89%

Net Assets, End of Year (000s)	$52,012	$54,316	$49,976	$30,922	$16,711

Ratios to Average Net Assets:
Expenses	1.52%	1.53%	1.50%	1.52%	1.57%
Net investment income(3)	4.90	4.83	5.50	5.98	6.18

Portfolio Turnover Rate	0%*	2%	4%	8%	8%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

*	Amount represents less than 1%.

See Notes to Financial Statements.

21 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund (“Fund”), a separate investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, SB Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, SB Capital and Income Fund and Smith Barney Dividend and Income Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices; debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) class specific expenses are charged to each class; management fees and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2004, the Fund paid transfer agent fees of $127,014 to CTB.

22 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements (continued)

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April, 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM received sales charges of approximately $189,000 and $49,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended July 31, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C

CDSCs	$1,000	$179,000	$14,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$531,390

Sales	16,848,898

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$13,353,741
Gross unrealized depreciation	(3,658,709)

Net unrealized appreciation	$9,695,032

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

23 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements (continued)

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury Bonds	650	9/04	$67,852,961	$70,342,187	$(2,489,226)

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$136,662	$710,075	$374,660

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$34,808	$83,715	$43,117

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$6,736	$19,281	$10,709

24 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements (continued) 7. Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004	Year Ended July 31, 2003

Class A
Net investment income	$2,898,740	$2,855,356
Capital	—	71,230

Total	$2,898,740	$2,926,586

Class B
Net investment income	$4,518,300	$4,981,547
Capital	—	137,177

Total	$4,518,300	$5,118,724

Class C
Net investment income	$2,581,027	$2,657,015
Capital	—	72,658

Total	$2,581,027	$2,729,673

8. Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004		Year Ended July 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,567,863	$18,230,579	1,886,579	$21,593,004
Shares issued on reinvestment	160,519	1,859,856	168,754	1,925,915
Shares reacquired	(1,512,832)	(17,511,420)	(1,736,165)	(19,873,727)

Net Increase	215,550	$2,579,015	319,168	$3,645,192

Class B
Shares sold	1,008,773	$11,664,190	2,989,439	$34,110,579
Shares issued on reinvestment	245,616	2,843,317	287,557	3,279,385
Shares reacquired	(2,623,223)	(30,337,252)	(2,641,091)	(30,134,615)

Net Increase (Decrease)	(1,368,834)	$(15,829,745)	635,905	$7,255,349

Class C†
Shares sold	1,040,772	$12,077,640	1,892,457	$21,578,848
Shares issued on reinvestment	159,961	1,851,832	177,436	2,024,002
Shares reacquired	(1,477,383)	(17,078,058)	(1,753,851)	(19,978,923)

Net Increase (Decrease)	(276,650)	$(3,148,586)	316,042	$3,623,927

† On April 29, 2004, Class L shares were renamed as Class C shares.

25 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements (continued)

9. Capital Loss Carryforward

At July 31, 2004, the Fund had, for Federal income tax purposes, approximately $9,553,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

	2007	2008	2009	2011	2012

Carryforward Amounts	$1,042,000	$1,052,000	$5,432,000	$56,000	$1,971,000

In addition, the Fund had $2,413,543 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

10. Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Undistributed ordinary income	$524,717

Accumulated capital losses	(9,552,993)

Unrealized appreciation	9,695,032

At July 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended July 31, 2004 and 2003 was:

	2004	2003

Ordinary income	$9,998,067	$10,493,918
Capital	—	281,065

Total	$9,998,067	$10,774,983

11. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

26 Smith Barney Total Return Bond Fund | 2004 Annual Report

Notes to Financial Statements (continued)

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $34,741, its allocable share of the amount described above through a waiver of its fees.

12. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

27 Smith Barney Total Return Bond Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York September 17, 2004

28 Smith Barney Total Return Bond Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Total Return Bond Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:

Lee Abraham	Trustee	Since	Retired; Former Director of Signet	27	None
13732 LeHavre Drive		1993	Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein	Trustee	Since	President of Allan Bloostein	34	Taubman
27 West 67th Street		1985	Associates, a consulting firm;		Centers Inc.
New York, NY 10023			Former Director of CVS Corp
Age 74

Jane F. Dasher	Trustee	Since	Controller of PBK Holdings Inc., a	27	None
Korsant Partners		1999	family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 54

Richard E. Hanson, Jr	Trustee	Since	Retired; Former Head of the New	27	None
2751 Vermont Route 140		1985	Atlanta Jewish Community High
Poultney, VT 05764			School
Age 62

Paul Hardin	Trustee	Since	Professor of Law & Chancellor	34	None
12083 Morehead		1999	Emeritus at the University of
Chapel Hill, NC 27514-8426			North Carolina
Age 72

Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1999
Morristown, NJ 07960
Age 77

John P. Toolan	Trustee	Since	Retired	27	John Hancock
13 Chadwell Place		1999			Funds
Morristown, NJ 07960
Age 73

29 Smith Barney Total Return Bond Fund | 2004 Annual Report

Additional information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:

R. Jay Gerken**	Chairman,	Since	Managing Director of Citigroup Global	221	None
Citigroup Asset	President and	2002	Markets Inc. (“CGM”); Chairman,
Management (“CAM”)	Chief		President and Chief Executive Officer
399 Park Avenue, 4th Floor	Executive		of Smith Barney Fund Management LLC
New York, NY 10022	Officer		(“SBFM”), Travelers Investment Adviser,
Age 53			Inc. (“TIA”) and Citi Fund Management
Inc. (“CFM”); President and Chief
Executive Officer of certain mutual
funds associated with Citigroup Inc
(“Citigroup”); Formerly Portfolio Manager
of Smith Barney Allocation Series Inc
(from 1996 to 2001) and Smith Barney
Growth and Income Fund (from 1996
to 2000)

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice President	N/A	N/A
CAM	President	2003	and Chief Administrative Officer of
125 Broad Street, 11th Floor	and Chief		mutual funds associated with Citigroup;
New York, NY 10004	Administrative		Chief Financial Officer and Treasurer of
Age 47	Officer		certain mutual funds associated with
Citigroup; Head of International Funds
Administration of CAM (from 2001 to
2003); Director of Global Funds
Administration of CAM (from 2000 to
2001); Head of U.S. Citibank Funds
Administration of CAM (from 1998
to 2000)

Robert J. Brault	Chief	Since	Director of CGM; Chief Financial Officer	N/A	N/A
CAM	Financial	2004	and Treasurer of certain mutual funds
125 Broad Street, 11th Floor	Officer and		associated with Citigroup; Director of
New York, NY 10004	Treasurer		Internal Control for CAM U.S. Mutual
Age 38			Fund Administration (from 2002 to
2004); Director of Project Management
& Information Systems for CAM U.S.
Mutual Fund Administration (from 2000
to 2002); Vice President of Mutual
Fund Administration at Investors Capital
Services (from 1999 to 2000)

Joseph P. Deane	Vice	Since	Managing Director of CGM;	N/A	N/A
CAM	President	1998	Investment Officer of SBFM
399 Park Avenue, 4th Floor	and
New York, NY 10022	Investment
Age 55	Officer

David T. Fare	Vice	Since	Director of CGM; Investment	N/A	N/A
CAM	President	2004	Officer of SBFM
399 Park Avenue, 4th Floor	and
New York, NY 10022	Investment
Age 41	Officer

30 Smith Barney Total Return Bond Fund | 2004 Annual Report

Additional information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley	Chief	Since	Director of CGM (since 2000); Director	N/A	N/A
CAM	Anti-Money	2002	of Compliance, North America, CAM
399 Park Avenue, 4th Floor	Laundering		(since 2000); Chief Anti-Money
New York, NY 10022	Compliance		Laundering Compliance Officer, Vice
Age 40	Officer		President and Chief Compliance Officer
of certain mutual funds associated with
	Chief	Since	Citigroup; Director of Compliance,
	Compliance	2004	Europe, the Middle East and Africa,
	Officer		CAM (from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith Barney
Global Capital Management Inc., Salomon
Brothers Asset Management
AsiaPacific Limited (from 1997 to 1999)

Kaprel Ozsolak	Controller	Since	Vice President of CGM; Controller of	N/A	N/A
CAM		2002	certain mutual funds associated with
125 Broad Street, 11th Floor			Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel	Secretary	Since	Managing Director and General Counsel	N/A	N/A
CAM	and	2003	of Global Mutual Funds for CAM and its
300 First Stamford Place, 4th Floor	Chief Legal		predecessor (since 1994); Secretary of
Stamford, CT 06902	Officer		CFM (from 2001 to 2004); Secretary and
Age 48			Chief Legal Officer of mutual funds
associated with Citigroup

————
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

31 Smith Barney Total Return Bond Fund | 2004 Annual Report

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SMITH BARNEY TOTAL RETURN BOND FUND

TRUSTEES	OFFICERS (continued)
Lee Abraham	Kaprel Ozsolak
Allan J. Bloostein	Controller
Jane F. Dasher
R. Jay Gerken, CFA	Robert I. Frenkel
Chairman	Secretary and
Richard E. Hanson, Jr.	Chief Legal Officer
Paul Hardin
Roderick C. Rasmussen	INVESTMENT ADVISER
John P. Toolan	Smith Barney Fund Management LLC

OFFICERS	DISTRIBUTOR
R. Jay Gerken, CFA	Citigroup Global Markets Inc.
President and Chief
Executive Officer	CUSTODIAN
State Street Bank and
Andrew B. Shoup	Trust Company
Senior Vice President and
Chief Administrative Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
Robert J. Brault	125 Broad Street, 11th Floor
Chief Financial Officer	New York, New York 10004
and Treasurer
SUB-TRANSFER AGENT
Joseph P. Deane	PFPC Inc.
Vice President	P.O. Box 9699
and Investment Officer	Providence, Rhode Island
02940-9699
David T. Fare
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Smith Barney Income Funds

Smith Barney Total Return Bond Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com and (3) on the SEC’s website at www.sec.gov. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney Total Return Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY TOTAL RETURN BOND FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

  ©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0239 9/04	04-7171

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Income Funds were $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds were $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

(d)	All Other Fees for Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:  October 8, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:  October 8, 2004

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Income Funds

Date:  October 8, 2004